AXA ENTERPRISE FUNDS TRUST

SUPPLEMENT DATED MARCH 16, 2006 TO THE

PROSPECTUS FOR CLASS A, B, C AND Y SHARES

DATED MARCH 1, 2006

This Supplement updates the above-dated Prospectus of AXA Enterprise Funds Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

The purpose of this Supplement is to provide you with information regarding a change of the investment sub-advisers (each a “Sub-adviser”) for the AXA Enterprise Global Socially Responsive Fund (the “Socially Responsive Fund”) and for the AXA Enterprise Multi-Cap Growth Fund (the “Multi-Cap Growth Fund” and together with the Socially Responsive Fund, the “Funds” and individually, a “Fund”) and corresponding changes to each Fund.

AXA Enterprise Socially Responsive Fund

Effective March 16, 2006, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, replaced Rockefeller & Co., Inc. (“Rockefeller”), the Sub-adviser to the Socially Responsive Fund, with Brandywine Asset Management, LLC (“Brandywine”), which is located at 201 North Walnut Street, Suite 1200, Wilmington, Delaware 19801. In connection with the sub-adviser change for the Socially Responsive Fund, the following changes also occurred, effective March 17, 2006: (1) a change in the investment policies of the Fund to provide that the Fund will invest primarily in equity securities of U.S. companies and, to a limited extent, in foreign securities; and (2) a corresponding change in the name of the Fund to the “AXA Enterprise Socially Responsible Fund.”

In selecting investments for the Socially Responsible Fund, Brandywine will utilize a disciplined investment process that applies proven quantitative methods and experienced fundamental judgment. Brandywine believes that those stocks with the lowest prices relative to current earnings, book value and cash flow provide superior returns over market cycles. Through fundamental analysis, Brandywine seeks to understand the reasons a stock is undervalued or out-of-favor and to identify those companies most likely to return to normal valuation levels and profitability. Brandywine’s conclusions are based on its evaluation of a company’s position in the earnings cycle, financial condition, competitive position and management. In addition, Brandywine focuses on long-term and cyclical industry trends in order to identify and measure the risks associated with a company’s business. Brandywine then will employ social screens (e.g., products, weapons, production, environment, involvement with nuclear energy, fair employment and labor issues, and human rights) to select investments consistent with the Fund’s social objectives. Typically, Brandywine will hold approximately 60-75 stocks in the Fund. Under normal circumstances, the fund will invest primarily in equity securities of U.S. companies that Brandywine believes are socially responsive. The fund also may invest, to a limited extent, in foreign securities. The principal risks of investing in the Socially Responsible Fund are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies and Risks” in the Trust Prospectus.

The day-to-day management of the Fund will be performed by a team of investment professionals. The investment team will be comprised of a lead manager, Earl J. Gaskins, Managing Director; Paul R. Lesutis, Managing Director; Patrick Kasere, Equity Research Analyst; Tom DeHudy, Equity Research Analyst; Tamer Elshourbagy, Equity Research Analyst; Scott Kuensell, Managing Director and Research Analyst and William M. Roach, Senior Vice President and Equity Research Analyst. Earl J. Gaskins, Managing Director is Co-Manager for Brandywine’s Fundamental Large Cap Value Equity strategy and lead portfolio manager to Brandywine’s socially conscious large cap equity strategy. He is responsible for research for the chemicals and energy sectors. Mr. Gaskins joined Brandywine in 1996. Prior to joining Brandywine, Mr. Gaskins was a Vice President and Portfolio Manager at Provident Capital Management (a division of PNC Bank) since 1985. From 1980 to 1985, Mr. Gaskins was the Director of the Office of Community Development for the City of Philadelphia. Prior to 1980, he was a securities analyst with Provident National Bank.

Brandywine is a wholly-owned but independently-operated subsidiary of Legg Mason, Inc. (“Legg Mason”) that was incorporated in 1986. As of December 31, 2005, Brandywine had approximately $22.4 billion in assets under management, including approximately $102 million in its large cap value equity socially conscious strategy. Brandywine is located at 201 North Walnut Street, Suite 1200, Wilmington, Delaware 19801, and Legg Mason is located at 100 Light Street, Baltimore, Maryland 21202-1099.

AXA Enterprise Large Cap Growth Fund

Effective as of March 16, 2006, AXA Equitable, as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, replaced Montag & Caldwell, Inc. (“Montag”), the Sub-adviser to the Multi-Cap Growth Fund, with Ark Asset Management Co., Inc. (“Ark”), which is located at 125 Broad Street, New York, New York, 10002. In connection with the sub-adviser change for the Multi-Cap Growth Fund, the following changes also occurred, effective March 17, 2006: (1) a change in the investment policies of the Fund to provide that, under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies; and (2) a corresponding change in the name of the Fund to the “AXA Enterprise Large Cap Growth Fund.”

Ark’s investment philosophy is to invest in companies it believes will be beneficiaries of change and are likely to exceed investor expectations. It is anticipated that in managing the assets of the Fund, Ark will create a concentrated portfolio of 20-25 holdings of large capitalization companies with growth characteristics, which it believes will provide superior rates of return over time, as compared to the Russell 1000 Growth Index. Ark’s investment process focuses on early identification of fundamental changes that will affect the business prospects for specific industries and companies. Examples of fundamental change include, but are not limited to: new market opportunities, new product cycles, new technologies, regulatory changes and company restructurings. Ark’s team of portfolio managers and specialized analysts identify these industries and companies through primary research, which includes interviewing company management, suppliers and competitors. Further intensive analysis is then conducted to determine the magnitude to which a given company will benefit from a particular change. Ark’s conclusions for a company’s business prospects are then compared to general market expectations and companies are selected for investment when Ark forecasts that these expectations are likely to be exceeded by actual results. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies. For purposes of this Fund, large capitalization companies include those companies with market capitalizations of $4 billion or more. The principal risks of investing in the Fund are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies and Risks” in the Trust Prospectus.

The day-to-day management of the Fund will be performed by a team of investment professionals that is lead by: Joel Kurth, Managing Director and Nancy A. Peretz, Managing Director and Portfolio Manager. Mr. Kurth has been a Managing Director of Ark since 2000. Ms. Peretz has been a Managing Director of Ark since 2001, prior thereto she was a Senior Manager from 2000-2001.

Ark, a New York corporation, is an independent, 100% employee owned investment management firm, formed in 1989 when certain employees of Ark acquired the institutional investment business of Lehman Management Co., Inc., which had been providing investment management services to institutional clients since 1929. Employees of Ark own the outstanding stock of Ark Asset Holdings, Inc. (“Ark Holdings”), the parent company of Ark and located at the same address. The majority of shares are owned by Henry Breck, Chairman; Coleman Brandt, Vice-Chairman; Charles Hetzel, Vice-Chairman; and Jay Mermelstein, Chief Operating Officer. As of December 31, 2005, Ark had approximately $16.7 billion in assets under management, including approximately $567 million in its active concentrated growth strategy.

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AXA ENTERPRISE FUNDS TRUST

SUPPLEMENT DATED MARCH 16, 2006 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2006

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of AXA Enterprise Funds Trust (the “Trust”). You may obtain additional copies of the SAI, free of charge, by calling the Trust toll free at 1-800-432-4320 or writing the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

The purpose of this Supplement is to provide you with information regarding a change of the investment sub-advisers (the “Sub-advisers”) for the AXA Enterprise Global Socially Responsive Fund (the “Socially Responsive Fund”) and the AXA Enterprise Multi-Cap Growth Fund (the “Multi-Cap Growth Fund” and together with the Socially Responsive Fund, the “Funds” and individually, a “Fund”) and corresponding changes to each Fund.

Information Regarding Name Change for the AXA Enterprise Global Socially Responsive Fund and

the AXA Enterprise Multi-Cap Growth Fund

Effective March 17, 2006, each reference in the SAI to the name of the AXA Enterprise Global Socially Responsive Fund and the AXA Enterprise Multi-Cap Growth Fund is replaced with AXA Enterprise Socially Responsible Fund and AXA Enterprise Large Cap Growth Fund, respectively.

AXA Enterprise Socially Responsible Fund

Effective March 17, 2006, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees (the “Board of Trustees”), replaced Rockefeller & Co., Inc. (“Rockefeller”), the Sub-adviser to the Socially Responsible Fund, with Brandywine Asset Management, LLC (“Brandywine”), which is located at 201 North Walnut Street, Suite 1200, Wilmington, Delaware 19801. In addition, the Fund’s investment policies were changed to provide that the Fund will invest primarily in equity securities of U.S. companies and, to a limited extent, in foreign securities.

AXA Enterprise Large Cap Growth Fund

Effective March 16, 2006, AXA Equitable, as the Investment Manager of the Trust and with the approval of the Board of Trustees, replaced Montag & Caldwell, Inc. (“Montag”), the Sub-adviser to the Large Cap Growth Fund, with Ark Asset Management Co., Inc. (“Ark”), which is located at 125 Broad Street, New York, New York, 10002. In addition, the Fund’s investment policies were changed to provide that, under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies. For purposes of this Fund, large capitalization companies include those companies with market capitalizations of $4 billion or more.

Based on the foregoing, the information below updates information regarding the Funds.

The following information in Appendix A of the SAI for the Funds is amended as follows:

All references to the “Multi-Cap Growth Fund” are replaced by “AXA Enterprise Large Cap Growth Fund.”

All references to the “AXA Enterprise Global Socially Responsive Fund” are replaced by “AXA Enterprise Socially Responsible Fund.”

The information in Appendix C of the SAI regarding the Funds is replaced in its entirety with the following:

AXA Enterprise Socially Responsible Fund

AXA Enterprise Socially Responsible Fund (“Fund”)

Brandywine Asset Management, LLC (“Sub-adviser”)

Portfolio manager

Presented below for each portfolio manager is the number of

other accounts of the Sub-adviser managed by the portfolio manager and the total assets in the accounts managed within each

category as of December 31, 2005.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Earl Gaskins	2	0.065	1	0.041	59	2.574	1	0.039	0	0	1	0.016

*	The totals above include $216.2 million representing 1 account managed in broker sponsored wrap programs.

Compensation as of December 31, 2005

In addition to a base salary, all portfolio managers and analysts share in a bonus pool that is distributed quarterly. Analysts and portfolio managers are evaluated on their value added to the team-oriented investment process. Overall compensation is competitive with others in their fields, based on industry surveys and applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Earl Gaskins	X

AXA Enterprise Large Cap Growth Fund

AXA Enterprise Large Cap Growth Fund (“Fund”)

Ark Asset Management, Inc. (“Sub-adviser”)

Portfolio manager

Presented below for each portfolio manager is the number of

other accounts of the Sub-adviser managed by the portfolio manager and the total assets in the accounts managed within each

category as of December 31, 2005.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Joel Kurth	8	$2.5B	15	1.9B	92	$4.8B	1	$77M	0	$0	0	$0
Nancy A. Peretz	8	$2.5B	15	1.9B	92	$4.8B	1	$77M	0	$0	0	$0

*	The totals above include $0 million representing zero accounts managed in broker sponsored wrap programs.

Compensation as of December 31, 2005

Ark’s top management determines how ownership and the other forms of compensation should be distributed. Compensation is comprised of salary and incentive bonus based upon the firm’s profitability, the group’s profitability and the individuals: (1) contribution of investment ideas to the investment process, (2) skill as a professional, and (3) effective interface with clients and other professionals within the firm.

Ark’s employee ownership arrangements, salary structure, incentive bonus, health care and pension plans are consistently above average for the investment management industry and are used as part of the incentive package to retain our professionals. Ark’s executive board determines how ownership and the other forms of compensation should be distributed.

Ownership of Securities of the Fund as of December 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

Joel Kurth	X

Nancy A. Peretz	X

The following information is added to Appendix D and the information regarding Rockefeller & Co., Inc. is deleted in its entirety:

Ark Asset Management Co., Inc.

Statement of Proxy Voting Policies and Procedures

February 2006

Introduction

Proxy voting is an important responsibility. This statement sets forth the current policies and procedures of Ark Asset Management Co., Inc. (“Ark”) with regard to the voting of proxies over which we have investment responsibility. These policies and procedures are available to our clients upon request.

General Proxy Voting Policy

Proxy voting guidelines are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Adviser’s Act”). Pursuant to various provisions of the Adviser’s Act, Ark acts in a fiduciary capacity with respect to each of its clients and, therefore, Ark must act in the interest of the beneficial owners of the accounts it manages. Accordingly, in voting proxies, Ark is guided by general fiduciary principles. Ark will attempt to consider all factors of its vote that could affect the value of the beneficial owner’s investments. With respect to proxies that Ark votes, the primary objective of Ark is to vote such proxies in the manner that it believes will do the most to maximize the value of its clients’ investments. Ark will likely vote against any management proposals that Ark believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance.

In addition, the Department of Labor has made it clear that the voting of proxies is an integral part of our duties as an investment manager for clients that are ERISA plan assets. As such, Ark must vote proxies in the best interest of its plan clients and their participants and beneficiaries. We will do so in accordance with our fiduciary responsibilities as defined in ERISA and the regulations promulgated thereunder, exercising our professional investment judgment on all such matters. In determining our vote, we will not subordinate the economic interest of the plan and its participants and beneficiaries to any other entity or interested party. We will not allow our voting to be dictated by the position of any outsiders, other than following the recommendations of an independent third party in situations involving conflicts of interest (see “Conflicts of Interest” below) or where required by applicable law. It is Ark’s intent to vote all proxies, either directly or through a proxy voting service appointed by Ark.

However, if a client participates in a stock loan program, the proxy of a stock on loan at record date may not be forwarded to Ark according to the provision of stock loan agreements, and Ark shall not be responsible for not being able to vote those proxies.

Ark’s proxy voting process is dynamic and subject to periodic review. Reflecting this ongoing process, our judgment concerning the manner in which the best economic interest of the shareholders is achieved can and has changed over time based on additional information, further analysis, and changes in the economic environment. Our policy may be revised in Ark’s discretion to address any such changes.

The following summarizes Ark’s current proxy voting policy and procedures. It is meant solely as a guide and cannot address every issue that may arise. All decisions will be based on our analysis of the company, its management, the merits of the individual proposal, and its expected economic impact on the specific company.

Proxy Voting Policies and Procedures

Each proxy proposal is reviewed on a case-by-case basis by Ark’s Proxy Coordinator to determine the issues presented in the proxy. The proxy is then marked for vote by a senior investment professional consistent with our professional investment judgment as to what will best benefit the financial and economic interest of the client, including any plan and its participants and beneficiaries.

A record of all proxy decisions and the rationale for voting will be retained and available for inspection by the client at any time in accordance with the procedures listed below.

Business Operations

These are proposals that are a standard and necessary aspect of business operations and that we believe will not typically have a significant effect on the value of the investment. Factors that are considered in reviewing these proposals include the financial performance of the Company, attendance and independence of board members and committees, and enforcement of strict accounting practices. Each proposal is reviewed individually and we generally support such items unless our analysis indicates activity that we consider is not in the best interest of the shareholders. Standard business operations include:

•	Name changes

•	Election of directors

•	Ratification of auditors

•	Maintaining current levels of directors’ indemnification and liability

•	Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest

•	Employee stock purchase or ownership plans

Changes in Status

There are proposals that change the status of the corporation, its individual securities, or the ownership status of the securities. We will review each issue on a case-by-case basis. As stated previously, voting decisions will be made in a manner that, in our professional investment judgment, best benefit the financial and economic interest of the client, including any plan and its participants and beneficiaries. Changes in Status include proposals regarding:

•	Mergers, acquisitions, restructurings

•	Reincorporations

•	Changes in capitalization

Shareholder Democracy

We will generally vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of the shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

•	Increased indemnification protections for directors or officers

•	Certain supermajority requirements

•	Unequal voting rights

•	Classified boards

•	Cumulative voting

•	Authorization of new securities if intention appears to be to unduly dilute shareholders’ proportionate interest

•	Amending state of incorporation if intention appears to disfavor the economic interest of the shareholders

We will generally support proposals that maintain or expand shareholder democracy such as:

•	Annual elections

•	Independent directors

•	Confidential voting

•	Proposals that require shareholder approval for:

•	Adoption or retention of “poison pills” or golden parachutes

•	Elimination of cumulative voting or preemptive rights

•	Reclassification of company boards

Compensation

We believe reasonable compensation is appropriate for directors, executives and employees. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the Company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors we consider when reviewing a compensation proposal is the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options. Each proposal is reviewed individually.

Other Matters

Some proxy proposals address social, environmental, and issues of conscience with regard to the business conduct of a company. As with all proxies, Ark will review each issue on a case-by-case basis and determine what in our opinion, will best enhance the value of the investment for the client, including any plan and its participants and beneficiaries.

Conflicts of Interest

Ark must act as a fiduciary when voting proxies on behalf of its clients. In that regard, Ark will seek to avoid any conflict of interest by following the proxy voting policies and procedures set forth in this document. In addition, Ark will actively monitor the proxies it receives on behalf of its clients to identify and resolve any potential conflict of interest.

Where Ark identifies a potential conflict of interest, Ark will initially determine whether such potential conflict is material. Where Ark determines there is a potential for a material conflict of interest regarding a proxy, Ark will take one or some of the following steps: (i) inform the client of the conflict and Ark’s proposed voting decision; (ii) discuss the proxy vote with the client and provide the client with an opportunity to direct the voting on its behalf; and/or (iii) seek the recommendations of an independent third party. Whenever Ark determines there is a potential for a material conflict of interest, Ark will document which step or steps it took to ensure the proxy vote was in the best interest of the client - and not the product of any material conflict. Such documentation will be maintained in accordance with the recordkeeping procedures set forth below.

Recordkeeping

In accordance with Rule 204-2 under the Adviser’s Act, Ark will maintain the following: (i) a copy of these proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of a client; (iv) written records of client requests for proxy voting information, (v) written responses to a client’s written or oral requests, and (vi) any documents prepared by Ark that were material to how a proxy was voted or that memorialized the basis for the voting decision.

In maintaining item (ii) above, Ark may rely on proxy statements filed on the SEC’s EDGAR system in lieu of maintaining internal copies. In maintaining item (iii) above, Ark may rely on the records of any third party, such as a proxy voting service; provided, however, that Ark will not rely on such a third party without the express agreement of such party to provide a copy of the documents upon request.

Ark will take reasonable measures to maintain and preserve each of these documents in an easily accessible place for a period of not less than six (6) years from commencing from the end of the fiscal year during which the last entry was made on such record. During the first two (2) years of such six (6) year period, all required documents will be maintained in Ark’s main office.

Disclosure of Proxy Voting Record

Ark will provide a summary of these policies and procedures in its Form ADV Part II to be furnished to clients. Ark will further provide a copy of these policies and procedures to any client upon request. In addition, Ark will inform its clients how they can obtain further information about the manner in which Ark has voted their proxies.

Upon a request from a client, Ark will furnish its proxy voting record with respect to such client’s securities. In general, Ark will respond to such client request; however, any client request for information that Ark is not required to maintain pursuant to its recordkeeping responsibilities under Rule 204-2, may require additional time for an appropriate response (including, if applicable, that such records are no longer available or maintained by Ark).

Except as may be required under the Investment Company Act of 1940, in accordance with Rule 206(4)-6(b) under the Adviser’s Act, Ark is not required to publicly disclose how it voted any particular proxy or group of proxies. This non-disclosure may be important for investment advisers to maintain privacy regarding clients (for example, to protect the privacy of their clients’ holdings).

With respect to each of Ark’s clients that is either an open-end or closed-end management investment company registered under the Investment Company Act of 1940 and for which Ark has been delegated the responsibility for voting the proxies, Ark will coordinate with such investment company to ensure that the information required under Form N-PX or Form N-CSR, as the case may be, is accurate and complete.

Brandywine Asset Management, LLC

Proxy Voting and Corporate Actions

Policy:

Brandywine has a responsibility to its clients for voting proxies for portfolio securities consistent with the best economic interests of its clients. Brandywine maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. The policy and practice includes the fact that the firm has a responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background:

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility:

Compliance has the responsibility for the implementation and monitoring of the firm’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in the procedures.

Procedures:

Brandywine has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine believes appropriate).

Voting Authority

•	Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine’s authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

•	Brandywine’s clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

•	Brandywine’s Compliance Department, on a random basis, reviews the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, and are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

•	Brandywine will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine accept direction from others with regard to the voting of proxies. Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

•	Brandywine may vote proxies related to the same security differently for each client.

•	Brandywine seeks to identify any material conflicts that may arise between the interests of Brandywine and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

•	All relevant proxies are reviewed by the Legal and Compliance Department for potential material conflicts of interest. Issues to be reviewed may include whether Brandywine manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine’s has a conflict as described above which is known to Brandywine’s voting persons. Conflicts of this nature will be considered material. If the conflict pertains to an individual voting person that person will exclude him- or herself from the vote determination process in order to shield the Brandywine and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of ISS. Any time a material conflict is encountered, Brandywine will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Guidelines

•	Proxies will not be voted without an analysis of the underlying issues involved.

•	Brandywine’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners/beneficiaries.

•	Any item on a proxy, which would tend to inhibit the realization of maximum value, may receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, and establishment of different classes of stock, excessive compensation, poor stewardship, or any activity, which could be viewed as a “poison pill” maneuver.

•	On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

Voting Records & Client Notification

•	A complete record and file of all votes cast shall be maintained by Brandywine for the period prescribed by the Securities Exchange Commission. Brandywine will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine that were material to making a decision how to vote proxies and a log of proxy requests and responses.

•	A proxy log shall be maintained by Brandywine that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer’s management team.

•	Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine, Three Christina Centre, 201 N. Walnut Street, Suite 1200, Wilmington, Delaware 19801, attention: Proxy administrator.

In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine’s Disclosure Brochure whenever possible.

Administration of Proxies

•	At the inception of a new account over which Brandywine has domestic proxy voting authority:

•	New client information is entered onto the appropriate “Proxy System” (ProxyEdge (ADP) for domestic securities and ISS for global securities).

•	Custodians are notified by the Client that proxies should be forwarded to Brandywine.

•	Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.

•	Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.

•	Proxies are cross-referenced against the Alert List (discussed under Identifying Potential Conflicts).

•	Proxies are then distributed to either the appropriate investment team or, in those instances where a proxy matches an Alert List entry, to the Legal and Compliance Department.

•	In the event that no material conflict exists, the following procedures apply:

•	The voting person’s initials are entered onto the Proxy System’s tickler file in the analyst block.[1]

•	Ballots are voted by a voting person and are returned to a Proxy Administrator for processing on the Proxy System.

•	If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation, which will be attached to the ballot.

•	The voting person will then either (i) complete the Proxy System ballot in accordance with the attached recommendation; or (ii) exclude themselves in writing from voting the proxy.

•	A Proxy Administrator will redirect the proxy to another voting person in instances where an exclusion has occurred.

•	Where applicable, a Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.

•	The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator[1].

•	During the approval process, ballot shares are matched against holdings shares[1].

•	Discrepancies are researched through Brandywine’s internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.

•	Brandywine personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above could be completed before the applicable deadline for returning proxy votes.

•	Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators.

•	All voting records are maintained within the Proxy Systems.

•	Proxy booklets and all additional information (including copies of any documents created by Brandywine that were material to making a decision how to vote proxies) are filed.

Administration of Client Requests

•	All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.

•	All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine.

•	The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.

•	Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.

Identifying Potential Conflict of interest

Personal Conflicts

1	This step applies only to the ADP system for domestic proxies.

•	Each voting person must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:

1.	any potential personal conflict with regard to a specific proxy; and

2.	any potential conflict of which they become aware relating to another voting person.

•	Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. An objective ‘reasonableness’ standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.

•	The following are examples of potential personal conflicts which are extracted from the SEC’s Final Rule[2]:

•	The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.

•	Any Board positions held on a publicly traded company by a voting person (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.

•	A list of potentially conflicted securities (“Alert List”) will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.

•	Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

Professional Conflicts

•	In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine and a client for purposes of proxy voting, the following procedures will be followed:

•	The names of all clients who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period, will be added to the Alert List.

•	The names of all significant prospects that are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period, will be added to the Alert List.

•	The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.

Brandywine Asset Management, LLC

SUMMARY PROXY VOTING POLICIES & PROCEDURES

Brandywine has implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

2	17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

Brandywine’s procedures include guidelines that are intended to provide a benchmark for voting standards. Each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine’s contractual obligations to its clients and all other relevant facts and circumstances at the time of the vote, such that these guidelines may be overridden to the extent Brandywine believes appropriate.

When the client indicates that they would like Brandywine to vote proxies, Brandywine will only vote proxies for the securities currently held in the client’s account. Brandywine will not be responsible for voting proxies for: (1) securities no longer held in the client’s account after the proxy vote record date; (2) securities held in the account that are not part of Brandywine’s investment mandate, such as unsupervised assets.

General Procedures

Brandywine’s clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

Brandywine’s Compliance Department randomly reviews the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, and are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Brandywine Asset Management, LLC

SUMMARY PROXY VOTING POLICIES & PROCEDURES

Brandywine will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine accept direction from third parties with regard to the voting of proxies, accept in situations where a conflict of interest exists. Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

Brandywine may vote proxies for the same security differently for each client.

On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made based on the proxy information reviewed.

Upon written notice, clients may in general retain the authority to vote all their own proxies.

Clients may want to retain the authority to vote their own proxies on specific issues, provided they give Brandywine timely written notice and Brandywine is allowed to cast the vote on behalf of the client.

For Taft Hartley & Union investment advisory accounts, Brandywine maintains a copy by year, of the “AFL-CIO Key Votes Survey” (“List”), which is a list based on AFL-CIO Proxy Voting Guidelines that details the company, proposal subject, Item number and date of the meeting. Brandywine votes in accordance with the list.

If you have authorized Brandywine to vote proxies on your behalf and would like to know how your proxies were voted, as well as detailed Proxy Policies and Procedures please contact the Proxy Administrator at 800-348-2499, or write to:

Brandywine Asset Management, LLC,

Attention: The Proxy Administrator

Three Christina Centre, Suite 1200

201 N. Walnut Street

Wilmington, Delaware 19801,

Attention: Proxy Administrator

Corporate Actions:

The purpose of this informational is to allow Corporate Action personnel, along with members of Brandywine, to better understand the functions of the Corporate Actions area. In addition, this guide will aid in understanding the responsibilities and procedures, coupled with the theory behind the most common corporate action types.

Critical Success Factors

Provide exceptional quality service to our internal and external clients.

1.	Process Corporate Actions in a timely manner with 100% accuracy.

2.	Follow quality control procedures to ensure proper assessment for unprocessed actions.

3.	Educate clients on the theory behind Corporate Actions including the process.

4.	Continuously evaluate our procedures and implement improvements as necessary.

5.	Solicit from PM’s/Analyst’s voluntary elections and respond to the custodian banks by the specified deadline.

6.	Leverage existing and future technology resources to increase efficiency, productivity and accuracy.

7.	Strive to continually enhance the lines of communication with all clients.

8.	Always think outside the box, when performing the daily process.

9.	Display professionalism through all levels of the company.

What is a Corporate Action?

•	A change in the traded security of a company, which materially affects how a security trades and becomes valued.

•	News of a corporate action has the impact to move the market.

•	In addition, a corporate action can have an immense impact to the holders of a security. There are many reasons why a company elects to undergo a corporate action.

•	You will learn about the various types of actions seen in the market, stemming from the most commonly seen actions, and moving on to complex actions, more prevalently seen in the international arena.

Goal:

To process all actions on effective date with 100% accuracy.

C/A Classification

Mandatory Actions

•	A mandatory action has a set date, called the effective date, to which it will occur in the market. In a mandatory action, there is no type of election to be made. This type of action will go through unless circumstances arise hindering the completion.

•	Stock splits, Stock dividends, Cash dividends, Bonus issues, Rights issues, Name changes, Mergers, and Spin-offs.

Voluntary Actions

•	This type of action calls for an option to be made by the holder of the security. Shareholders are required to make an election of either taking up certain options, or if applicable, taking no action.

•	Tender offers, Dissenters Rights, Odd lot offers, elections on rights, and cash/stock options.

Basic Premise

Market Value Test (MVT)

•	The market value test is a valuation test comparing the close price the day prior and the open price of a security on its effective date, while incorporating the terms.

•	The most important idea to gather from performing the market value test is when a corporate action occurs on its ex-date, there should not be any change in the market value from the day before to the day of an action.

Typically, you should not see a variance of more than positive or negative 10% when completing the market value test. In other words, the market value of the shares you held the night before the effective date should not increase or decrease by 10% based on how the security opens in trading. A number outside the variance may be due to an additional asset not incorporated into the calculation, or possibly the numbers computed may be incorrect. If all the terms have been accounted for, but the variance is outside the 10% range, the next step to do is a MVT based off of the closing prices. It is possible the open may have not properly reflected the action, and could have adjusted itself by the close price.

The idea of having no real movement in market value in the market value test is one of the most difficult to understand yet one of the most important ideas to grasp. You can use this check when looking at the terms of the most complicated spin-offs or mergers. Essentially if you have a drop in a security, you need to see some sort of additional asset making up for the loss in market value. An easy way of understanding the MVT is to remember that you are taking what you had, against what you are keeping, and what you are getting. This three-step mindset will always help in identifying the assets involved in an action.

Types of Corporate Actions (The following is a list of the most common corporate actions seen in the market place.)

1.	Stock split

2.	Stock dividend

3.	Cash dividend

4.	Bonus issue

5.	Rights issue

6.	Mergers

7.	Spin-off

8.	Name Change

9.	Ticker/Identifier Change

Explanation

An explanation of the listed corporate actions are detailed on the following pages. You will find an example of how the valuation is performed in association with the action type. In addition, there will be screen prints courtesy of Bloomberg© as to what to expect when researching actions. It is imperative when learning about the various actions, that one references the notes regarding the MVT for a more in-depth valuation understanding.

Stock split

An increase in the number of shares outstanding for a given corporation, without any change to the market value of the security. When the stock split becomes effective, the share position held increases based on the terms of the action. Consequentially the price of the security per share will decrease.

Reasoning Typically, the reasoning behind a company conducting a stock split is mainly to attract more small investors. This allows small investors to purchase shares of the company at a more affordable price per share.

Important ideas

When a stock split occurs, the shareholder will only be affected by the number of shares held. Neither the cost basis nor the market value is affected by the action. Essentially, the price of the stock will reflect the occurrence of the action, by a dropping in price.

Reverse Stock split

A reverse stock split acts in the opposite manner, as does a regular stock split. The difference lies in the shares outstanding decreasing instead of increasing. Given the total number of shares outstanding decreasing, the result is a price per share increasing.

Reasoning

From a companies perspective, a reverse stock split is done if the per share value becomes too low, and it is the opinion of the company to raise the stock price in order to attract new investors.

Cash Dividend

A payment of cash resulting from the cash flow of operations in the form of a dividend. This cash payment is paid to shareholders at the companies’ discretion.

Reasoning

The dividend is given in the form of a rate per share. Typically, companies in the mature stage of their lifecycle pay opt to pay dividends.

Stock dividend

A stock dividend is a dividend payment in the form of additional shares, rather than cash. Typically you will notice a stock dividend paying out a ratio of less than 5%.

Reasoning

The distribution of additional stock rather than cash becomes more attractive since it allows the company to conserve its cash for business operations.

Bonus issue

A bonus issue is identical to a stock dividend but is more prevalent when dealing with international securities. Moreover, it occurs when the payout is greater than 5%.

Important Points

When a stock split, stock dividend, or bonus issue occurs, the market reflects the action by way of a change in the traded price. This important point reiterates the idea that the market value before and after the effective date should not change. The shareholder is only seeing an adjustment to the number of shares held, not the cost basis or market value.

Merger

A merger is two or more companies coming together to form one new entity. Typically the acquirer looks to take control by purchasing a majority of the shares outstanding in the target company. An offer is usually given to shareholders in excess of the current MV of the shares. This is done by offering shares either of the acquiring company, a cash rate, or a combination of both.

Spin-Off

A company elects to sell a portion of their business or subsidiary from its company, by issuing shares of the new entity. Shareholders in the parent company receive shares in the new company by way of a given share ratio.

Rights issue

When a rights issue occurs, shareholders initially receive an asset, rights, which entitle the holder to purchase additional shares typically of the parent company. The rate to which the additional shares are purchased is based on a discounted subscription price, along with a share ratio.

Options given to Right holders

Exercise–Right holders elect to receive the resultant asset based on a given set of subscription terms. –In order to exercise, the Analyst/PM looks to see what the valuation difference between exercising and selling the rights.

Sell

•	If the rights are traded in the market, the holder can elect to have the rights sold.

•	The cash received results from the proceeds of the sale of rights.

Lapse

•	If there is no value found for the rights, whether traded or intrinsic, the rights may automatically be written off the books.

•	This is a simple accounting method of writing off worthless assets.

Redemption Rights issue

The same basis found in a regular rights issue can be used in this case. The difference lies in the right holder given the option to have their existing position in the parent sold, rather than the option of subscribing to receive additional shares. The price to sell the security is typically higher than the traded market value.

Options to Right Holders

The same options suffice:

•	Exercise Shares held in the issuing security are purchased from the shareholder at a rate typically higher than the market traded price.

•	Sell Rights can be sold in the market with the proceeds being cash

•	Lapse if no value is found, the rights can be written off.

Name Change

A name change occurs at the discretion of the company with shareholder approval. This is most common if the company is involved in a pending merger.

Ticker Change

Tickers or Symbols are an alphabetic denominated identifier attached to each security. Companies have the option to change their market ticker.

Identifier Change

Securities have a total of three different numeric identifiers to which segregate each other. –CUSIP (Identifies US traded securities)–Sedol (Identifies Foreign traded securities)–ISIN (Identifies all global traded securities)

Process

Daily Work Flow Chart

Pending Corporate Actions

•	Bank Notices-Sort all bank notices.

•	Pending List-Update spreadsheet with all upcoming actions.

•	Bamware-Place all merger & spinoff info on system.

•	File Maintenance-Place all info in folder and file away.

Mandatory Actions

•	Research C/A notifications

•	Processing of Corporate Action

•	Process C/A on ex date if applicable.

•	Update Month End List

•	Verification w/Shaw Systems

•	Notify Shaw of actions processed.

Voluntary Actions

•	Send Voluntary Actions to PM/Analyst

•	Restrict any Vol. Actions tendered.

•	Monitor Voluntary Actions

Detailed Daily Work Flow

1. Bank Notices

•	Corporate action notifications are facilitated from our custodian banks’ to Brandywine by way of fax. These notifications must be reviewed immediately once received via fax.

•	It becomes imperative for the associate to address any actions with near term deadlines or effective dates, placed on the highest priority.

2. Pending List

•	The purpose of this list is to keep track of the upcoming corporate actions, and is divided by classification of actions. It is sorted by either the effective date for Mandatory actions, or the response deadline for Voluntary actions.

•	Manila folders are used to create files for new corporate actions. Each folder should contain all bank notifications for all accounts affected, including a Shaw screen print of all the holders of the affected security.

•	Any repeated bank notice should also be filed.

3. Bamware

•	New corporate actions falling in the realm of mergers, tender offers, or spin-offs, and in the small cap arena, should be updated on Bamware under the Mergers and Acquisitions screen. The procedures are as follows:

•	Logon to Bamware

•	Click on transactions Mergers & Acquisitions type ticker.

•	The next step is to fill in information relative to the action. You will only need to fill in as much information as is given. When asked a “yes” or “no” question, you should type: 0=no-1=yes

4. File

•	Once the bank notices have been placed on the pending list, and organized in each respective folder, you must file the actions in the filing cabinet under “Pending C/A” in alphabetical order.

5. Processing of Corporate Actions (Mandatory Actions)

•	As a guard against missing corporate actions on their effective date, it is necessary to view the Pending list on a daily basis. Reference the tabs marked Mandatory and Voluntary.

•	Stock splits, stock dividends, CUSIP changes, and Name changes are the only action types, automatically processed on the system.

•	Even if the action is automatically processed on the system, every action needs to be verified with the market place for accuracy. When an action gets processed, the file requires the following information:

•	Bank notice

•	Bloomberg screen prints (DES, CACS, CN, GPO) c) Market Value tested) Processing screen prints from Shaw.

•	When an action is completed, it must be placed on the Month End C/A, for the month it is processed. This spreadsheet lists and separates all actions processed for each month by the fund affected. There are separate instructions on how to utilize the spreadsheet

•	Finally, the file should be checked, and placed in the file cabinet labeled “Completed C/A.”

•	Additionally, all Analysts and PM’s need to be notified via email of the actions processed.

Procedures for Voluntary Actions

All information must be presented to the portfolio manager/analyst including all relevant materials such as outside sources and valuation spreadsheets. Possible research sources that should be utilized include Bloomberg, in order to gather news stories and action information, bank notices, company website info, and a list of all the accounts affected. It is imperative to send all information to the PM at least 3 days prior to the banks’ response deadline. This will allow the PM adequate time to research any additional information needed for his investment decision. Once the PM returns his election, it must immediately be forwarded to the respective custodian banks, by way of the proper facilities measures already set in place. The bank notifications typically should have attached a sheet detailing how many shares we hold in each account (must verify if correct), in addition to giving the election option to either tender shares, or take no action. You need to reference the bank contact list to verify which fax number to send the response to. If the PM elects to take no action. You need not go any further. At this point, the action information can be placed on the Month End C/A, and filed away. If they elect to take up the offer, you must make restrictions on the traders selling the small or large cap security on either Bamware or Merrin, respectively.

The corporate action file should include printed copies of the information sent to the PM, along with his response, including all valuation spreadsheets presented. At this point, it is the responsibility of corporate actions to monitor the action on a daily basis for any indication of the completion of the offer. Voluntary actions require the following conditions for approval:

i. shareholder approval

ii. regulatory/court approval

In addition, voluntary actions may be placed on certain restrictions whereby it may require a certain percentage of shareholders to accept the offer in order for completion. Typically the terminology to look for, when researching news stories, especially with foreign securities is unconditional or wholly unconditional. One rule of thumb to note, if we are guaranteed to get our resulting asset, be it cash or stock, the action is most likely complete or very near to being complete. Once the market has announced the completion of the action, the terms can then be reflected and processed onto the system.

Cost Allocation

Provides a method of allocating cost when a new asset is received in the case of a spin-off or rights issue. A new asset received must have cost allocated from the parent security. This calculation can only be performed on the effective date of the action, when the market has closed trading. The cost allocation is done in order to give cost to the resulting asset. If this is not done, the resulting asset will have an unrealized gain of 100%. This is not proper accounting.

On the flip side, if no cost is allocated, the unrealized gain on the parent security will be at a negative with the drop in market value.

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